UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2025
VIMEO, INC.
(Exact name of registrant as specified in charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, 5th Floor New York, NY 10001	10001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 524-8791

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition

On August 4, 2025, Vimeo, Inc. (the “Company”) issued a shareholder letter (the "Letter") announcing the Company's results for the fiscal quarter ended June 30, 2025. The full text of the Letter, which is posted on the Company’s website at https://vimeo.com/investors/ and appears in Exhibit 99.1 hereto, is incorporated herein by reference. In the Letter, the Company also announced that it would be livestreaming a video conference on August 4, 2025, at 5:00 p.m. Eastern Time to answer questions regarding its first quarter results.

The Letter includes certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are contained in the Letter and the financial tables attached thereto.

The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 16, 2025, the Company announced that Gillian Munson would step down as the Company’s Chief Financial Officer, effective August 8, 2025, and that the Company and Ms. Munson had entered into a separation agreement dated June 16, 2025 (the “Agreement”). On August 4, 2025, the Company announced that it is extending Ms. Munson’s exit date to August 31, 2025, to assist with transition items. As part of Ms. Munson’s extended service, the Company and Ms. Munson amended and restated the Agreement (the “Amended Agreement”). Pursuant to the Amended Agreement, the Separation Date (as such term is defined in the Amended Agreement) is August 31, 2025, and, in consideration of the extended service provided by Ms. Munson, the Cash Bonus (as such term is defined in the Amended Agreement) is increased from $400,000 to $450,000.

The foregoing description of the terms of the Amended Agreement is not complete and is qualified in its entirety by the full text of the Amended Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein other than statements of historical facts, including statements regarding the Company's future financial and business performance for the 2025 fiscal year and expectations around the timing and terms of any extension of Ms. Munson’s tenure with the Company are forward-looking statements. The words "anticipate," "believe," "continue," "estimate," "expect," "intend," "may," "will," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including the risks and uncertainties set forth in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 19, 2025 and other reports that the Company has filed with the Securities and Exchange Commission. The Company is under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations, except as required by law.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Amended & Restated Separation Agreement, dated as of August 4, 2025, by and between Vimeo.com, Inc. and Gillian Munson
99.1	Shareholder Letter of Vimeo, Inc. dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Management contract or compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

By:	/s/ Gillian Munson
Name:	Gillian Munson
Title:	Chief Financial Officer (Principal Financial Officer)
Date: August 4, 2025

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